Special Message to Former Shareholders of BlackRock S&P 500 Index Fund and BlackRock Index Equity Portfolio

BlackRock S&P 500 Index Fund and BlackRock Index Equity Portfolio recently reorganized into the BlackRock S&P 500 Stock Fund. The reorganization took place following the close of business on Friday, April 19, 2013.

Below is a table outlining the changes associated with the reorganizations, including new share classes that you may own in the BlackRock S&P 500 Stock Fund following the reorganizations.

If you owned this,			you received this:
Fund Name	Share Class	NASDAQ Ticker	Fund Name	Share Class	NASDAQ Ticker

BlackRock S&P 500 Index Fund	Investor A	MDSRX	BlackRock S&P 500 Stock Fund	Investor A	BSPAX

BlackRock S&P 500 Index Fund	Institutional	MASRX	BlackRock S&P 500 Stock Fund	Institutional	BSPIX

BlackRock Index Equity Portfolio	Investor A	CIEAX	BlackRock S&P 500 Stock Fund	Service	BSPSX

BlackRock Index Equity Portfolio	Investor B	CIEBX	BlackRock S&P 500 Stock Fund	Service	BSPSX

BlackRock Index Equity Portfolio	Investor C	CIECX	BlackRock S&P 500 Stock Fund	Investor C1	BSPZX

BlackRock Index Equity Portfolio	Service	PNESX	BlackRock S&P 500 Stock Fund	Service	BSPSX

BlackRock Index Equity Portfolio	Institutional	PNIEX	BlackRock S&P 500 Stock Fund	Class K	WFSPX

Are all share classes in the BlackRock S&P 500 Stock Fund open to purchases?

In general, all share classes with the exception of Investor C1 are open to new and subsequent purchases. Certain share classes have limited availability. Not all share classes are available at all broker/dealer firms. Please check with your financial professional to see if the share class you are interested in purchasing is available at your respective broker/dealer firm.

What are the expected expense ratios of each share class of BlackRock S&P 500 Stock Fund following the reorganizations?

The fee table below provides information about the estimated pro forma fees and expenses attributable to each class of shares of the BlackRock S&P 500 Stock Fund, assuming the reorganizations had taken place on December 31, 2012. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended December 31, 2012. Future fees and expenses may be greater or less than those indicated below.

Pro Forma Fee Table of the BlackRock S&P 500 Stock Fund (as of December 31, 2012) (unaudited)

	Inst. Shares	Service Shares	Inv. A Shares	Inv. C1 Shares	Class K Shares
Total Annual Fund Operating Expenses	0.24%	0.36%	0.49%	1.21%	0.17%
Fee Waivers and/or Expense Reimbursements	-0.01%	-0.01%	-0.01%	-0.01%	-0.01%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.23%	0.35%	0.48%	1.20%	0.16%

The fees and expenses shown in the table include both the expenses of the BlackRock S&P 500 Stock Fund, a series of BlackRock Funds III, and the BlackRock S&P 500 Stock Fund’s share of the allocated expenses of the S&P 500 Stock Master Portfolio, a series of Master Investment Portfolio (MIP). The fees and expenses shown in the table also reflect the reduction in BlackRock’s administration fees for Investor C1 Shares from an annual rate as a percentage of the daily net assets attributable to Investor C1 Shares of 0.29% to 0.25%, for Service Shares from an annual rate as a percentage of the daily net assets attributable to Service Shares of 0.19% to 0.15%, and for Class K Shares from an annual rate as a percentage of the daily net assets attributable to Class K Shares of 0.13% to 0.11%, each effective as of the completion of the reorganizations.

BlackRock has contractually agreed to reimburse, or provide offsetting credits to, the BlackRock S&P 500 Stock Fund and the S&P 500 Stock Master Portfolio, as applicable, for Independent Expenses through April 30, 2014. Independent Expenses consist of the BlackRock S&P 500 Stock Fund’s allocable portion of the fees and expenses of the independent trustees of BlackRock Funds III and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the BlackRock S&P 500 Stock Fund and the S&P 500 Stock Master Portfolio. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to May 1, 2014 without the consent of the Boards of Trustees of BlackRock Funds III and of MIP.

Will I have access to my account information and other online services?

Yes. If you hold your shares directly with BlackRock, you will be able to access your account online at www.blackrock.com/funds. If your account is held with a broker/dealer, you will need to contact your financial professional for this information.

Where can I find the conversion ratio of the reorganization?

The conversion ratios can be found on the BlackRock website.

http://www2.blackrock.com/us/individual-investors/products-performance/mutual-funds/fund-mergers-liquidations

Whom do I contact for further information?

Further information may be obtained via the BlackRock website: www.blackrock.com or by contacting a BlackRock representative at 800-441-7762.

FOR MORE INFORMATION www.blackrock.com

©2013 BlackRock, Inc. All Rights Reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its subsidiaries in the United States and elsewhere. All other trademarks are those of their respective owners.

Prepared by BlackRock Investments Inc., member FINRA.

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